CHINA
RITAR POWER

2

Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words
“believe,” “expect,” “anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-
looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-
looking statements, except as required by law.

Business Description

Ritar designs, develops, manufactures and markets environmentally friendly lead-acid batteries with a wide range of capacities and applications, including

Telecommunications,

Uninterrupted Powers Source (UPS) devices,

Light Electrical Vehicles (LEV), and

Alternative energy production (solar and wind power).

Products are sold worldwide with sales in 56 countries including China, India, and numerous countries in Europe (Italy, Germany, etc.) and the Americas (US, Brazil,
etc.).

Ritar was founded in 2002, is headquartered in Shenzhen, China, has factories in
Shenzhen and Shanghai and has another facility under development in Hengyang,
China.  The company currently employees roughly 1,400 people.

Capital Market Summary

Ticker Symbol                                                                                                                                            CRTP

Fiscal Year End                                                                                                                                            December 31

Recent Price (as of February 11, 2008)                                          $3.95

Common Shares Outstanding                                                                                19 million

Market Capitalization                                                                                                              $75.0 million

TTM Revenue (as of Sept 30, 2007)                                                        $61.9 million

TTM Net Income (as of Sept 30, 2007)                                           $ 5.2 million

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Investment Highlights (1)

Market for energy storage devices growing rapidly

Global CAGR of 15% for lead acid batteries

Established customer base and distribution channel

Over 100 customers; top 10 customers accounted for only 45% of total revenue.

Growth at home and abroad (developing and developed
markets)

Sales in 56 countries with strong presence in both developing and developed markets proving the Company can compete on price and quality in any market

Established brand name

Around 85% of total sales generated through “ Ritar” brand; only 15% from OEM channels

Investment Story

6

Focus on high-growth, high margin products

Avoiding the highly competitive automotive market; focusing on higher margin growth areas such as telecommunications and solar and wind power.

Advanced R&D capability that produces technical advantages

Better than Chinese competitors; able to take on the established players in developed markets

Low cost, integrated production that facilitates both domestic and export growth

New facility in Hengyang will significantly increase capacity, facilitate margin enhancement via the production of lead plates, and set the stage for further vertical integration

Investment Highlights (2)

Investment Story

Products

RT Series(0.8Ah-28Ah)

RA Series(33Ah-260Ah)

RL Series(2V50Ah-
3000Ah)

High Rate Discharging
Series

Front Terminal Series

AGM  Deep Cycle Series

Gel Standby Series

Gel Deep Cycle Series

7

Ritar sells, markets and services six series and 197 models of Ritar-
branded, cadmium-free valve-regulated lead-acid or VRLA batteries.

Market Segments

8

Main Market Segments:

UPS (Uninterruptible Power Sources), Telecommunications, LEV (Light Electric
Vehicles), Solar & Wind Power

Global Lead Acid Battery Market

        Source: Frost & Sullivan

World lead acid battery market averaged
15% CAGR from 2001 to 2005, including
both original equipment and aftermarket
sales.

It is expected that this rate of growth will
continue and that the global market will
reach $75 billion in 2008.

9

Global growth plus the accelerated growth of key sectors (i.e., telecommunications and alternative energy) has produced a CAGR of 15% for the LA battery market.

2001

2005

29

50

Global Lead Acid Battery Market

i

n $

billions

RITAR®

RELIANCE
Anil Dhirubhai Ambani Group

OKIN

SSB Battery Service GmbH

LUYUAN

EFFEKTA®

UNICOBA

ALCO
BATTERY SALES

stationary power
POWERING PRODUCTIVITY

中国移动通信
CHINA MOBILE

SANTAK

MASTER GUARD
A Chloride Group Company

CHLORIDE

Beghelli

10

10

Global Customer Base

Around the world,

sophisticated, discerning,

world-class and

leading-edge customers

choose Ritar.

        Italy

       India

      Taiwan

Germany

         USA

Brazil

South Africa

United Kingdom

Australia

China
India
Europe
North/South America
Other
Asia
India 20%
China 37%
Europe 19%
Other 14%
Asia 6%
North/SothAmerica 4%

11

Geographical Market Segmentation

Revenue by Region

9 Months ending 9/30/07

11

A broad geographical customer based means Ritar can…

… compete in any kind of market (home or abroad, developed or developing)

… find growth from many sources

… grow rapidly and yet in a balanced, stable fashion.

37%

63%

China

Oversea

Sun
Solar Panel
Wind
Wind Turbine
DC---AC
Lead –acid Battery
Electricity

12

Growth from Alternative Energy

Energy consciousness and the growth of alternative energy increases the need to store energy more efficiently.

Ritar is capitalizing on this long-term trend by making batteries specifically designed for the solar and wind power markets.

40%
35%
30%
25%
20%
15%
10%
5%
0%
UPS
Telecom
LEV
Solar & Wind
2007
2008

13

Focus on Higher Margin Products

UPS

Telecom

LEV

Solar &
Wind

Gross
Margin

18%

20%

12%

35-40%

Net
Margin

9-12%

12-16%

5-7%

20-30%

Margin Difference Per Market Segment
(estimated)

Shift in Product Mix

From its inception, Ritar has avoided low
margin, highly competitive segments (like
automotive) and has continuously developed
higher growth, higher margin products.

%

of

Rev

(est.)

Advanced R&D and Technical Capability

Ritar’s advanced R&D and technical capability makes it a technology leader in
China and gives it the ability to compete in developed markets as well.

Key Technical Personnel

He DeGang, CTO of Ritar, was one of the earliest lead acid battery experts in China.
Mr. He’s 40+ years of experience developing battery technology gives Ritar a unique advantage in developing proprietary technology.

Past Accomplishments

Alloy plate formula: Unique in China

Ritar’s alloy plate formula lengthens product life and increases deep cycle and large current discharge.  Ritar is the only company in China to develop its own plate formula to produce qualified cadmium-free batteries in LEV.

Gel and Compound Gel: Comparable to Foreign Producers

Widely used in alternative energy applications including solar and wind power.  The quality of
Ritar product is comparable to that of major foreign manufacturers such as Sonnenschei of
German.  Ritar is one of a select few companies in China that can manufacture gel deep cycle batteries.

Advanced R&D and Technical Capability

New Technologies Under Development

Nano Battery

The Nano battery will last 50% longer than current lead acid batteries, will have a higher capacity and discharge rate (up to 2,000A) yet will be smaller and lighter.  Ritar expects to be the first company in China to come to the market with this technology.

United Liquid Alloy Batteries

Liquid alloy batteries will weigh less than half of current lead acid batteries for the same capacity.  Material costs will be reduced dramatically.

Lead Acid Battery Manufacturing Base :
Hengyang Industrial Park

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Capacity Expansion and Vertical Integration

Total area of Henyang Lead Acid Battery Manufacture Base:
266,400 square meters in Hunan province

Current facility in Shenzhen is19,326 sq. m2

Current facility in Shanghai is 13,000 sq. m2

Strategically located near lead mining reserves in Shuikou
Shan, Hunan

Produce lead plates (key component used in lead acid
batteries), lead acid batteries, and battery cases

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Capacity Expansion and Vertical Integration

  Complex will consist of production
facilities, warehouses, a research and
development center, and dormitories

Expansion project encompasses three phases:

Battery capacity will at least quadruple within 3 years

60,000 tons of annual lead plate capacity will be online within 3 years

Land is sufficient to exceed these targets should market conditions dictate faster expansion

Positioned to move into mining (or mining alliance) in the long-term to solidify raw material source and enhance margins

Margin improvement of 3-5% is expected via vertical
integration of lead plate production

Capacity Expansion and Vertical Integration

www.ritarpower.com

Margin Enhancement via Vertical Integration

Ritar will integrate other phases of lead acid battery production as necessary to enhance margin.

Ritar is already involved in the last three phases of the lead acid battery market.

The new facility in Hengyang will extend Ritar into lead plate manufacturing.

Lead processing will be avoided due to low margins and environmental issues.

Involvement in mining is a possibility in the future due to high profit potential
(est. gross margin of 50% vs. 20% for batteries, 15% for lead plate, and 15%
for lead processing)

Mining
Industry

50%

Lead

15%

Lead
Plate
15%

Lead-acid
Battery
20%

UPS

LEV

Solar/Wind

Tele

Battery
Recycle

Transitioning to new applications and international markets

Capacity expansion enlarges sales growth

Stabilizing lead price and vertical integration preserve margins

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20

Growth Strategy

Ritar’s overall growth strategy is as follows:

80
70
60
50
40
30
20
10
0
3.5
11.4
16.1
22.8
40.9
75
FY02
FY03
FY04
FY05
FY06
FY07(Est)

21

Sales Revenue-Fiscal Year Growth

21

    US$ million

Key Financials

7
6
5
4
3
2
1
0
-1
0.2
-0.3
0.1
1.1
3.9
6.4
FY02
FY03
FY04
FY05
FY06
FY07(Est)

22

Net Income-Fiscal Year Growth

22

US$ million

Key Financials

FY 2007 09/30/07	FY 2006 09/30/06	Fiscal Year 2006 12/30/06
Revenues	$49.1M	$28.1M	$40.9M
Gross Profit	$10.6M	$6.1 M	$8.3M
SG&A and other expenses	$5.0M	$2.4M	$3.6M
Operating Income	$5.6M	$3.7M	$ 4.7M
Pre-tax Income	$5.1M	$3.5M	$4.3M
Net Income	$4.5M	$3.2M	$3.9M

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Quarterly Income Statement Highlights

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Key Financials

September 30, 2007	December 30 2006
Cash & Cash Equivalents	$ 6.8M	$ 1.0M
Inventories, net	$ 14.4M	$6.0M
Total Current Assets	$37.8M	$16.2M
Property, Plant & Equipment, net	$3.4M	$1.4M
Total Assets	$41.2M	$18.3M
Total Current Liabilities	$19.9M	$12.9 M
Minority Interests	$ 58,230	$ 51,163
Total Stockholders' Equity	$21.1M	$5.3M
Total Liabilities and Stockholders' Equity	$41.2M	$18.3M

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Quarterly Balance Sheet Highlights

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Key Financials

25

Mr. Hu / JiaDa, Chairman and CEO

Chairman since 2002.

Strategic planning, business development, policy development

15+ years management experience in lead acid battery industry

Masters Degree

Mr.Zeng/JianJun , COO

General Manger responsible for all operations

Over 15 years as senior executive in battery business in production, development and sales.

Masters Degree

Mr.Cai/ZhengHua , CFO

12 years experience in financial department

Bachelor of Accounting

Mr. He/DeGang, CTO

40+ years R&D experience in lead acid battery industry

One of the earliest experts in China.

Bachelor of Science-Chemistry

Management

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Investment Highlights

Market for energy storage devices growing rapidly

Established customer base and distribution channel

Growth at home and abroad (developing and developed
markets)

Established brand name

Focus on high-growth, high margin products.

Advanced R&D capability that produces technical
advantages

Low cost, integrated production that facilitates both
domestic and export growth

Company Contact:

Annie Chen :sz@ritarpower.com

Office line: 0086-755-33982338

Cell Phone: 0086-13510384575

Website:www.ritarpower.com

Thank you!

CHINA RITAR POWER CORP

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